UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2005

MGP Ingredients, Inc.

(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Main Street
Box 130
Atchison, Kansas 66002

 (Address of principal executive offices) (Zip Code)

(913) 367-1480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Agreement

On September 9, 2005 the Company entered into a Third Amendment to Line of Credit Loan Agreement and a related Third Amended and Restated Line of Credit Note with Commerce Bank, N.A.  The Third Amendment extended the maturity date of the Company’s Line of Credit note to July 1, 2006.

Item 9.01. Financial Statements and Exhibits

4.1                                 Third Amendment to Line of Credit Loan Agreement dated as of September 9, 2005.

4.2                                 Third Amended and Restated Line of Credit Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: September 9, 2005	By:	/s/ Brian Cahill
Brian Cahill
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

4.1                                 Third Amendment to Line of Credit Loan Agreement dated as of September 9, 2005.

4.2                                 Third Amended and Restated Line of Credit Note